UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 24, 2002

LIBERATE TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26565	94-3245315
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2 Circle Star Way, San Carlos, California	94070-6200
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code:	(650) 701-4000

(Former Name or Former Address, if Changed Since Last Report.)

Item 5.           Other Events

On July 24, 2002, Liberate Technologies signed an agreement to acquire all of the outstanding shares of Sigma Systems Group (Canada) Inc., a corporation incorporated under the Business Corporation Act (Ontario).

                Further details regarding this acquisition are contained in Liberate’s press release dated July 24, 2002, attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.    Exhibits

Exhibit
Number	Description

99.1	Press release, dated July 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATE TECHNOLOGIES

Date: July 31, 2002	By:	/s/ KENT WALKER
	Name:	Kent Walker
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated July 24, 2002.